UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street Millersburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	( Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.

FORM 8-K

Item 1.01	Entry Into A Material Definitive Agreement.

On June 30, 2021, Mid Penn Bancorp, Inc. (“Mid Penn”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Riverview Financial Corporation (“Riverview”) pursuant to which Riverview will merge with and into Mid Penn (the “Merger”), with Mid Penn being the surviving corporation in the Merger. Upon consummation of the Merger, Riverview Bank, a wholly-owned subsidiary of Riverview, will be merged with and into Mid Penn Bank (the “Bank Merger”), a wholly-owned subsidiary of Mid Penn, with Mid Penn Bank being the surviving bank in the Bank Merger. The Merger Agreement was unanimously approved by the boards of directors of Mid Penn and Riverview.

Under the terms of the Merger Agreement, shareholders of Riverview will have the right to receive 0.4833 shares of Mid Penn common stock for each share of Riverview common stock they own. It is expected that the Merger will be completed in the fourth quarter of 2021.

At the effective time of the Merger, Mid Penn shall appoint two (2) current members of Riverview’s Board of Directors, who shall be designated prior to the effective time of the Merger by Riverview’s Board of Directors after consultation with Mid Penn, as directors of Mid Penn.

The Merger Agreement contains customary representations and warranties from both Mid Penn and Riverview that are qualified by the confidential disclosures provided to the other party in connection with the Merger Agreement, as well as matters included in each party’s most recent annual report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) and subsequent reports filed with the SEC, and each party has agreed to customary covenants between execution of the Merger Agreement and the closing of the Merger, including in the case of both Mid Penn and Riverview a covenant to convene a meeting of shareholders to consider the Merger Agreement and, subject to certain exceptions, to recommend that its shareholders approve and adopt the Merger Agreement, and, in the case of Riverview, a covenant, subject to certain exceptions, not to solicit alternative acquisition proposals, provide information to third parties or engage in discussions with third parties relating to an alternative acquisition proposal.

Completion of the Merger is subject to a number of customary conditions, including, among others, (i) the approval of the Merger Agreement by the shareholders of each of Riverview and Mid Penn, (ii) the effectiveness of the registration statement to be filed by Mid Penn with the SEC relating to the Mid Penn common stock to be issued in the Merger, (iii) approval of the listing on The Nasdaq Stock Market of the shares of Mid Penn common stock to be issued in the Merger, (iv) the absence of any order or other legal restriction prohibiting the closing of the Merger, and (v) receipt of required regulatory approvals without the imposition of any condition or requirement, excluding standard conditions that are normally imposed by the regulatory authorities in bank merger transactions, that would, in the good faith reasonable judgment of the board of directors of either Mid Penn or Riverview, materially and adversely affect the business, operations, financial condition, property or assets of the combined enterprise or materially impair the value of Riverview to Mid Penn or the value of Mid Penn to Riverview. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including: (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Merger Agreement, (c) not more than 10% of the outstanding shares of Riverview common stock having properly effected their dissenters’ rights, (d) the absence of any material adverse effect (as such term is defined in the Merger Agreement) with respect to the other party, and (e) the receipt by each party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement contains certain termination rights for both Riverview and Mid Penn and further provides that, upon termination of the Merger Agreement under certain circumstances, Riverview may be obligated to pay Mid Penn a termination fee of $5,070,000.00.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The representations, warranties, and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties will not survive completion of the Merger, and were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Mid Penn or Riverview, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Mid Penn, Riverview, and their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of Mid Penn and Riverview and a prospectus of Mid Penn, as well as in the Forms 10-K, Forms 10-Q and other filings that Mid Penn and Riverview make with the SEC.

Concurrently with the execution of the Merger Agreement, each of the directors and executive officers of Riverview and any person owning 10% of more of the issued and outstanding shares of Riverview have entered into separate affiliate letters with Mid Penn pursuant to which such individuals have agreed, subject to the terms set forth therein, to vote their shares of Riverview common stock that they are entitled to vote for the Merger and related matters and to become subject to certain transfer restrictions with respect to their holdings of Riverview common stock. Such affiliate letters represent approximately 24.3% of the issued and outstanding shares of Riverview common stock. In addition, concurrently with the execution of the Merger Agreement, the directors and executive officers of Mid Penn entered into separate affiliate letters with Riverview pursuant to which such persons have agreed, subject to the terms set forth therein, to vote their shares of Mid Penn common stock that they are entitled to vote for the Merger and related matters and to become subject to certain transfer restrictions with respect to their holdings of Mid Penn common stock. Such affiliate letters represent approximately 14.1% of the issued and outstanding shares of Mid Penn common stock. Each of these affiliate letters terminates in accordance with its terms if the Merger Agreement is terminated, and in other specified circumstances.

In addition to an affiliate agreement, Castle Creek Capital Partners VI, L.P. (“Castle Creek”), Riverview’s largest beneficial holder, has entered into a letter agreement with Mid Penn. Under the terms of the letter agreement, which will be effective upon consummation of the Merger and replace the current agreements between Castle Creek and Riverview, Castle Creek will be entitled to have one representative appointed as a board observer to attend (in a nonvoting capacity) up to six Mid Penn board of directors’ meetings during the first year following consummation of the Merger and, commencing on the first anniversary of the consummation of the Merger, Castle Creek will thereafter be entitled to have one representative appointed as a board observer to attend up to four meetings per year or, in the alternative, have one representative appointed to the board of directors of Mid Penn, in each case for so long as Castle Creek continues to own at least 5% of Mid Penn’s outstanding common stock.

The press release announcing the proposed Merger is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, expectations or predictions of future financial or business performance, conditions relating to Mid Penn and Riverview, or other effects of the proposed merger on Mid Penn and Riverview. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements are made only as of the date of this filing, and neither Mid Penn nor Riverview undertakes any obligation to update any forward-looking statements contained in this presentation to reflect events or conditions after the date hereof. Actual results may differ materially from those described in any such forward-looking statements.

In addition to factors previously disclosed in the reports filed by Mid Penn and Riverview with the SEC and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward looking statements or historical performance: the ability to obtain regulatory approvals and satisfy other closing conditions to the merger, including approval by shareholders of Mid Penn and Riverview; the timing of closing the merger; difficulties and delays in integrating the business or fully realizing cost savings and other benefits; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of products and services; customer borrowing, repayment, investment and deposit practices; competitive conditions; economic conditions, including downturns in the local, regional or national economies; the impact, extent and timing of technological changes; changes in accounting policies or practices; changes in laws and regulations; and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms.

Important Additional Information and Where to Find It

The proposed transaction will be submitted to the shareholders of Riverview and Mid Penn for their consideration and approval. In connection with the proposed transaction, Mid Penn will be filing with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a joint proxy statement/prospectus and other relevant documents to be distributed to the shareholders of Mid Penn and Riverview. Investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Mid Penn and Riverview, free of charge from the SEC’s Internet site (www.sec.gov), or by contacting Mid Penn Bancorp, Inc., 349 Union Street, Millersburg, Pennsylvania 17061, attention: Investor Relations (telephone (717) 692-7105); or Riverview Financial Corporation 3901 North Front Street, Harrisburg, Pennsylvania 17110, attention: Investor Relations (telephone (717) 957-2196). INVESTORS SHOULD READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION. This report does not constitute an offer to sell or an offer to buy any securities or a solicitation of any vote or approval.

Mid Penn, Riverview and their respective directors, executive officers, and certain other members of management and employees may be soliciting proxies from Mid Penn and Riverview shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Mid Penn and Riverview shareholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Mid Penn’s and Riverview’s executive officers and directors in each company’s respective most recent proxy statement filed with the SEC. Free copies of these documents may be obtained as described above.

Item 7.01	Regulation FD Disclosure.

An investor presentation dated June 30, 2021, describing the Merger is attached as Exhibit 99.2 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between Riverview Financial Corporation and Mid Penn Bancorp, Inc. dated June 30, 2021

99.1	Press Release dated June 30, 2021.

99.2	Investor Presentation dated June 30, 2021.

104.	Cover Page Interactive Date File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC.

Date: June 30, 2021	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer